FOR IMMEDIATE RELEASE

HALLIBURTON AND BAKER HUGHES REACH AGREEMENT TO COMBINE IN
STOCK AND CASH TRANSACTION VALUED AT $34.6 BILLION

Baker Hughes Stockholders to Receive 1.12 Halliburton Shares
Plus $19.00 in Cash for Each Share They Own

Transaction Values Baker Hughes at $78.62 per Share as of November 12, 2014

Highly Complementary Product Lines, Global Presence and Cutting-Edge Technologies Will enable Combined Company to Create Added Value for Customers

Accretive to Halliburton Cash Flow by the End of Year One, with Nearly $2 Billion in Synergies and Significant Cash Flow to Support Future Returns of Capital to Stockholders

HOUSTON – November 17, 2014 - Halliburton Company (NYSE: HAL) and Baker Hughes Incorporated (NYSE: BHI) today announced a definitive agreement under which Halliburton will acquire all the outstanding shares of Baker Hughes in a stock and cash transaction. The transaction is valued at $78.62 per Baker Hughes share, representing an equity value of $34.6 billion and enterprise value of $38.0 billion, based on Halliburton’s closing price on November 12, 2014, the day prior to public confirmation by Baker Hughes that it was in talks with Halliburton regarding a transaction. Upon the completion of the transaction, Baker Hughes stockholders will own approximately 36 percent of the combined company. The agreement has been unanimously approved by both companies’ Boards of Directors.

The transaction combines two highly complementary suites of products and services into a comprehensive offering to oil and natural gas customers. On a pro-forma basis the combined company had 2013 revenues of $51.8 billion, more than 136,000 employees and operations in more than 80 countries around the world.

“We are pleased to announce this combination with Baker Hughes, which will create a bellwether global oilfield services company and offer compelling benefits for the stockholders, customers and other stakeholders of Baker Hughes and Halliburton,” said Dave Lesar, Chairman and Chief Executive Officer of Halliburton. “The transaction will combine the companies’ product and service capabilities to deliver an unsurpassed depth and breadth of solutions to our customers, creating a Houston-based global oilfield services champion, manufacturing and exporting technologies, and creating jobs and serving customers around the globe.”

Lesar continued, “The stockholders of Baker Hughes will immediately receive a substantial premium and have the opportunity to participate in the significant upside potential of the combined company. Our stockholders know our management team and know we live up to our commitments. We know how to create value, how to execute, and how to integrate in order to make this combination successful.  We expect the combination to yield annual cost synergies of nearly $2 billion. As such, we expect that the acquisition will be accretive to Halliburton’s cash flow by the end of the first year after closing and to earnings per share by the end of the second year. We anticipate that the combined company will also generate significant free cash flow, allowing for the return of substantial capital to stockholders.”

Martin Craighead, Chairman and Chief Executive Officer of Baker Hughes said, “This brings our stockholders a significant premium and the opportunity to own a meaningful share in a larger, more competitive global company. By combining two great companies that have delivered cutting-edge solutions to customers in the worldwide oil and gas industry for more than a century, we will create a new world of opportunities to advance the development of technologies for our customers. We envision a combined company capable of achieving opportunities that neither company would have realized as well – or as quickly – on its own, all while creating exciting new opportunities for employees.”

Lesar concluded, “We believe that the expertise of both companies’ employees and leaders will be a competitive advantage for the combined company. Together with the people of Baker Hughes, we will establish a team to develop a detailed and thoughtful integration plan to make the post-closing transition as seamless, efficient and productive as possible. We look forward to welcoming the talented employees of Baker Hughes and are pleased they will be joining the Halliburton team.”

Transaction Terms and Approvals

Under the terms of the agreement, stockholders of Baker Hughes will receive, for each Baker Hughes share, a fixed exchange ratio of 1.12 Halliburton shares plus $19.00 in cash. The value of the merger consideration as of November 12, 2014 represents 8.1 times current consensus 2014 EBITDA estimates and 7.2 times current consensus 2015 EBITDA estimates. The transaction value represents a premium of 40.8 percent to the stock price of Baker Hughes on October 10, 2014, the day prior to Halliburton's initial offer to Baker Hughes.  And over longer time periods, based on the consideration, this represents a one year, three year and five year premium of 36.3 percent, 34.5 percent, and 25.9 percent, respectively.

Halliburton intends to finance the cash portion of the acquisition through a combination of cash on hand and fully committed debt financing.

The transaction is subject to approvals from each company’s stockholders, regulatory approvals and customary closing conditions.  Halliburton’s and Baker Hughes’ internationally recognized advisors have evaluated the likely actions needed to obtain regulatory approval, and Halliburton and Baker Hughes are committed to completing this combination. Halliburton has agreed to divest businesses that generate up to $7.5 billion in revenues, if required by regulators, although Halliburton believes that the divestitures required will be significantly less. Halliburton has agreed to pay a fee of $3.5 billion if the transaction terminates due to a failure to obtain required antitrust approvals. Halliburton is confident that a combination is achievable from a regulatory standpoint.

The transaction is expected to close in the second half of 2015.

Compelling Strategic and Financial Benefits

•
Leverages complementary strengths to create a company with an unsurpassed breadth and depth of products and services. The companies are highly complementary from the standpoint of product lines, global presence and cutting-edge technology in the worldwide oil and natural gas industry. The resulting company will provide a comprehensive suite of products and services to customers in virtually every oil and natural gas producing market in the world. This strategic combination will create an oilfield services supplier with the ability to serve customers through strong positions in key business lines, a fully integrated product and services platform, increased capabilities in the unconventional, deepwater and mature asset sectors, substantial and improved growth opportunities and continued high returns on capital.

•
Generates significant opportunities for synergies. In addition to the compelling and immediate premium Baker Hughes stockholders will receive, the transaction will also yield significant synergies. The combination will provide substantial efficiencies of scale and geographic scope, particularly in the Eastern Hemisphere, which will enhance fixed cost absorption. Once fully integrated, Halliburton expects the combination will yield annual cost synergies of nearly $2 billion. These synergies are expected to come primarily from operational improvements, especially North American margin improvement, personnel reorganization, real estate, corporate costs, R&D optimization and other administrative and organizational efficiencies.

•
Enables increased cash returns to stockholders. Halliburton expects the transaction to be accretive to cash flow by the end of the first year after closing and to earnings per share by the end of the second year. Halliburton expects that the combined company will maintain a strong investment grade credit profile and substantial financial flexibility.  In addition, the combined company will generate significant free cash flow, allowing the return of cash to the combined investor base through dividends, share repurchases and similar actions.

Headquarters, Management and Board of Directors

The combined company will maintain the Halliburton name and continue to be traded on the New York Stock Exchange under the ticker symbol “HAL.” The company will be headquartered in Houston, Texas.

Dave Lesar will continue as Chairman and Chief Executive Officer of the combined company. Following the completion of the transaction, the combined company’s Board of Directors is expected to expand to 15 members, three of whom will come from the Board of Baker Hughes.

Concurrently with the execution of the merger agreement, Halliburton withdrew its slate of directors nominated for the Board of Directors of Baker Hughes.

Advisors

Credit Suisse is serving as lead financial advisor and BofA Merrill Lynch is also serving as financial advisor to Halliburton. Baker Botts L.L.P. and Wachtell, Lipton, Rosen & Katz are serving as Halliburton’s legal counsel.  BofA Merrill Lynch, as lead arranger, and Credit Suisse are providing fully committed debt financing in support of the cash portion of the consideration.

Goldman, Sachs & Co. is serving as financial advisor to Baker Hughes.  Davis Polk & Wardwell LLP and Wilmer Cutler Pickering Hale and Dorr LLP are serving as Baker Hughes’ legal counsel on this transaction.

Conference Call

Halliburton (NYSE: HAL) and Baker Hughes (NYSE: BHI) will host a conference call on Monday, November 17, 2014, to discuss the proposed business transaction. The call will begin at 7:00 AM Central Time (8:00 AM Eastern Time).

An accompanying slide deck will be posted to both the Halliburton and Baker Hughes websites at www.halliburton.com and www.bakerhughes.com/investor. Please visit either website to listen to the call live via webcast. In addition, you may participate in the call by dialing (866) 225-4091 within North America or (703) 639-1128 outside North America. A passcode is not required. Attendees should log in to the webcast or dial in approximately 15 minutes prior to the call’s start time.

A replay of the conference call will be available on both companies’ websites for seven days following the call. Also, a replay may be accessed by telephone at (888) 266-2081 within North America or (703) 925-2533 outside of North America, using the passcode 1648003.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to a proposed business combination between Baker Hughes Incorporated (“Baker Hughes”) and Halliburton Company (“Halliburton”).  In connection with this proposed business combination, Baker Hughes and/or Halliburton may file one or more proxy statements, registration statements, proxy statement/prospectus or other documents with the Securities and Exchange Commission (the “SEC”).  This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document Baker Hughes and/or Halliburton may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF BAKER HUGHES AND HALLIBURTON ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Baker Hughes and/or Halliburton, as applicable.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Baker Hughes and/or Halliburton through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Baker Hughes will be available free of charge on Baker Hughes’ internet website at http://www.bakerhughes.com or by contacting Baker Hughes’ Investor Relations Department by email at trey.clark@bakerhughes.com or alondra.oteyza@bakerhughes.com or by phone at +1-713-439-8039 or +1-713-439-8822.  Copies of the documents filed with the SEC by Halliburton will be available free of charge on Halliburton’s internet website at http://www.halliburton.com or by contacting Halliburton’s Investor Relations Department by email at investors@halliburton.com or by phone at +1-281-871-2688.

Participants in Solicitation

Baker Hughes, Halliburton, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of Baker Hughes is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 12, 2014, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 5, 2014, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 which was filed with the SEC on October 21, 2014 and its Current Reports on Form 8-K, which were filed with the SEC on June 10, 2014 and September 10, 2014.  Information about the directors and executive officers of Halliburton is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 7, 2014, its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 8, 2014, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 which was filed with the SEC on October 24, 2014 and its Current Report on Form 8-K, which was filed with the SEC on October 20, 2014.

These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of Baker Hughes by Halliburton, including any statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, future opportunities for the combined company and products, future financial performance and any other statements regarding Halliburton’s and Baker Hughes’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements.

All forward-looking information are subject to numerous risks and uncertainties, many of which are beyond the control of Baker Hughes and Halliburton, that could cause actual results to differ materially from the results expressed or implied by the statements.  These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Baker Hughes’ or Halliburton’s stockholders; the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Baker Hughes and Halliburton and the ultimate outcome of Halliburton’s operating efficiencies applied to Baker Hughes’ products and services; the effects of the business combination of Baker Hughes and Halliburton, including the combined company’s future financial condition, results of operations, strategy and plans; expected synergies and other benefits from the proposed transaction and the ability of Halliburton to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements, and investigations; civil unrest, government expropriations and/or epidemic outbreaks; final court approval of, and the satisfaction of the conditions in, Halliburton’s September 2014 settlement relating to the Macondo well incident in the Gulf of Mexico; appeals of the multi-district litigation District Court's September 2014 ruling regarding Phase 1 of the trial, and future rulings of the District Court; results of litigation, settlements, and investigations not covered by the settlement or the District Court's rulings; actions by third parties, including governmental agencies, relating to the Macondo well incident; BP's April 2012 settlement relating to the Macondo well incident, indemnification, and insurance matters; with respect to repurchases of Halliburton common stock, the continuation or suspension of the repurchase program, the amount, the timing and the trading prices of Halliburton common stock, and the availability and alternative uses of cash; actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by domestic and foreign government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; protection of intellectual property rights and against cyber attacks; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to offshore oil and natural gas exploration, radioactive sources, explosives, chemicals, hydraulic fracturing services and climate-related initiatives; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; risks of international operations, including risks relating to unsettled political conditions, war, the effects of terrorism, and foreign exchange rates and controls, international trade and regulatory controls, and doing business with national oil companies; weather-related issues, including the effects of hurricanes and tropical storms; changes in capital spending by customers; delays or failures by customers to make payments owed to us; execution of long-term, fixed-price contracts; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; maintaining a highly skilled workforce; availability and cost of raw materials; and integration of acquired businesses and operations of joint ventures.  Expectations regarding business outlook, including changes in revenue, pricing, capital spending, profitability, strategies for our operations, oil and natural gas market conditions, customers’ business plans, market share and contract terms, costs and availability of resources, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.  Additional information concerning these and other factors can be found in Baker Hughes’ and Halliburton’s respective filings with the SEC and available through the SEC’s Electronic Data Gathering and Analysis Retrieval system at http://www.sec.gov, including Baker Hughes’ and Halliburton’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  The foregoing list of important factors is not exclusive.  Baker Hughes’ forward-looking statements are based on assumptions that Baker Hughes believes to be reasonable but that may not prove to be accurate.  Baker Hughes and Halliburton assume no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

For Halliburton

Investors:
Kelly Youngblood
Halliburton, Investor Relations
Investors@Halliburton.com
281-871-2688

Media:
Emily Mir
Halliburton, Public Relations
PR@Halliburton.com
281-871-2601
or
Joele Frank, Wilkinson Brimmer Katcher
Andrew Siegel / Meaghan Repko
212-355-4449

For Baker Hughes

Investors:
Trey Clark
Baker Hughes, Investor Relations
trey.clark@bakerhughes.com
713-439-8039
or
Alondra Oteyza
Baker Hughes, Investor Relations
alondra.oteyza@bakerhughes.com
713-439-8822

Media:
Melanie Kania
Baker Hughes, Media Relations
713-439-8303
or
Abernathy MacGregor, Tom Johnson, 212-371-5999 TBJ@abmac.com; Glen Orr,
713-205-7770 GLO@abmac.com